UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 14, 2006
eLOYALTY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27975 (Commission File Number)	36-4304577 (IRS Employer Identification No.)

150 North Field Drive, Suite 250, Lake Forest, Illinois (Address of Principal Executive Offices)	60045 (Zip Code)
Registrant’s telephone number, including area code: (847) 582-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.
     Jay Istvan, Vice President, General Manager, Converged IP Solutions of eLoyalty Corporation, will leave the employ of the company effective May 12, 2006. Accordingly, his employment agreement with eLoyalty, effective as of March 5, 2001 (a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K), has been terminated with an effective date of May 12, 2006.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit

99.1	Employment Agreement, effective as of March 5, 2001, between Jay Istvan and eLoyalty Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eLOYALTY CORPORATION
Date: April 20, 2006	By:	/s/ STEVEN C. POLLEMA
Steven C. Pollema
Chief Financial Officer

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